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                                                                  Exhibit 10.59

                                                                    [Execution]

                    NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                                          OF

                           CAPROCK TELECOMMUNICATIONS CORP.


     THIS NINTH AMENDMENT TO Loan and Security Agreement (this "Amendment") is made as of July 9, 1998 by and between CapRock Telecommunications Corp. (formerly known as CapRock Communications Corp.), ("Debtor") and Bank One, Texas, N.A. ("Secured Party").

                                 W I T N E S S E T H:

     WHEREAS, Debtor and Secured Party have entered into that certain Loan and Security Agreement dated as of March 14, 1996 (as supplemented or amended to the date hereof, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Secured Party became obligated to make and made loans to Debtor as therein provided; and

     WHEREAS, Debtor and Secured Party desire to amend the Original Agreement for the purposes set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Secured Party to Debtor, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                       ARTICLE I. - DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this Ninth Amendment to Loan and Security Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment and the Guarantor Consents.

          "GUARANTOR CONSENT" means a Guarantor Consent and Agreement, substantially in the form of Exhibit A hereto.

          "LOAN AGREEMENT" means the Original Agreement as amended hereby.


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                    ARTICLE II. - AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. MATURITY DATE. Section 1(bb) of the Original Agreement is hereby amended by deleting the present such section in its entirety and substituting therefor the following:

          "(bb)     'MATURITY DATE' shall mean August 31, 1998."



                      ARTICLE III. - CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when Secured Party shall have received, at Secured Party's office, and executed by, if applicable, Debtor or any Guarantor:

     a.   this Amendment;

     b. a certificate of the Secretary of Debtor dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Debtor authorizing the execution, delivery and performance of this Amendment, certifying the names and true signatures of the officers of Debtor authorized to sign this Amendment and certifying that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such effectiveness;

     c.   a Guarantor Consent from each Guarantor;

     d.   such supporting documents as Secured Party may reasonably request.


                     ARTICLE IV. - REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF DEBTOR. In order to induce Secured Party to enter into this Amendment, Debtor represents and warrants to Secured Party that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

          (b) Debtor and each Guarantor is duly authorized to execute and deliver each Amendment Document to which it is a party and Debtor is and will continue to be duly authorized to borrow and to perform its obligations under the Loan Agreement. Debtor and each Guarantor which is a corporation has duly taken all corporate action necessary to authorize the execution and delivery of each Amendment Document to which it is a party and to authorize the performance of its obligations thereunder.

          (c) The execution and delivery by Debtor and each Guarantor of each Amendment Document to which it is a party, the performance by Debtor and each Guarantor of their obligations thereunder and the consummation of the transactions contemplated thereby do not and will not conflict with any provision of law, statute, rule or regulation or any organizational document of Debtor or any Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Debtor or any Guarantor, or result in the creation of any lien,

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     charge or encumbrance upon any assets or properties of Debtor or any
     Guarantor. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Debtor and each Guarantor of each Amendment Document to which it is a party or to consummate the transactions contemplated hereby.

          (d) When duly executed and delivered, the Loan Agreement and each Amendment Document will be a legal and binding instrument and agreement of Debtor and each Guarantor, to the extent each is a party thereto, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                              ARTICLE V. - MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. All Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Loan Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of the Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Secured Party under the Loan Agreement or any other Loan Document nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document.

     Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Debtor herein shall survive the execution and delivery of this Amendment and the performance hereof and thereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Debtor or General Partner hereunder or under the Loan Agreement to Secured Party shall be deemed to constitute representations and warranties by, or agreements and covenants of, Debtor under this Amendment and under the Loan Agreement.

     Section 5.3. LOAN DOCUMENTS. The Amendment Documents are Loan Documents, and all provisions in the Loan Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 5.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.



                              BANK ONE, TEXAS, N.A.



                              By: /s/ Wyatt Dickson
                                  --------------------------------
                                      Wyatt Dickson
                                      Assistant Vice President



                              CAPROCK TELECOMMUNICATIONS CORP.
                              (formerly known as CapRock Communications Corp.)



                              By: /s/ Jere W. Thompson, Jr.
                                  --------------------------------
                                      Jere W. Thompson, Jr.
                                      President

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                                                                      EXHIBIT A


                                CONSENT AND AGREEMENT


     THIS CONSENT AND AGREEMENT (this "Consent") is made of July 9, 1998, by Jere W. Thompson, Jr. ("Guarantor") in favor of Bank One, Texas, N.A. ("Secured Party"). Guarantor, who is a Guarantor under that certain Loan Agreement (as so amended, the "Loan Agreement") dated as of March 14, 1996 between CapRock Communications Corp. ("Debtor") and Secured Party, hereby consents and agrees to the following.

          1. Guarantor hereby consents to the provisions of that certain Ninth Amendment to Loan Agreement of even date herewith between Secured Party and Debtor (the "Amendment").

          2. Guarantor hereby consents the transactions contemplated in the Amendment.

          3. Guarantor hereby ratifies and confirms all of its obligations and covenants under that certain guaranty (the "Guaranty") dated as of March 9, 1996 made by him for the benefit of Secured Party (including without limitation its obligation to guaranty the payment and performance of all of the obligations and undertakings of Debtor owing to Secured Party).

          4. Guarantor hereby agrees that his obligations and covenants under the Guaranty are unimpaired by the provisions of the Amendment and the transactions contemplated therein and shall continue to remain in full force and effect after the date hereof.

     IN WITNESS WHEREOF, this Consent and Agreement is executed as of the date first above written.


                                        _________________________
                                        Jere W. Thompson, Jr.



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